Exhibit 10.11

Amendment No. 3 to

OPERATIONS GROUP

SUBCONTRACT AGREEMENT

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

This Amendment No. 3 to the Operations Group Subcontract Agreement (hereinafter “Agreement”) between ALCATEL USA Marketing, Inc., (hereinafter “ALCATEL USA”) and Goodman Networks (G-Net) (hereinafter “Seller”) modifies the Agreement to the extent below.

1. In Section 1, change “Award Letter” to “Purchase Order and delete the words “attached hereto as Exhibit A, the Job Start Authorization attached hereto as Exhibit B”

2. Replace all of Section 4.2 including (a) and (b) with the following:

4.2 The Purchase Order authorizing the Service must be in the possession of Seller before ALCATEL USA is responsible for the Service rendered.

3. In Section 5.1, change “Award Letter (Exhibit A)” to “Purchase Order.”

4. In Section 16.2, change “Award Letter” to “Purchase Order” in two places.

5. In Section 31, change “Award Letter” to “Reserved” and change “Job Start Authorization” to “Reserved”.

6. Delete Exhibit A.

7. Delete Exhibit B.

8. In Exhibit C, replace Section N with the following:

Operation Group – Subcontract Agreement

Amendment No. 3

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

N.	SUBCONTRACT CHANGE ORDER (SCO)

1. A Subcontract Change Order (an SCO) initiates the process by which an existing award is modified. An SCO is required to change the scope of the work and the corresponding award amount. An example of the SCO is provided in Exhibit H of the Agreement.

2. Seller shall be responsible for preparing the SCO, having it approved by Alcatel project personnel and forwarding to the Alcatel Subcontract Administrator. This does not preclude Alcatel from initiating an SCO.

3. The Alcatel Subcontract Administrator will issue a Purchase Order authorizing the activities detailed on the SCO. The Purchase Order authorizing the extra work or change must be in the possession of Seller before the work is initiated or the changes made. Alcatel is not responsible for payment for any extra work or changes performed if the authorizing Purchase Order was not issued.

4. Some SCO’s will require a JIM as supporting/backup documentation:

4.1 An SCO for rework activity directed by Alcatel shall be accompanied by the JIM which documented the variance at the time the variance occurred. Without the JIM, the SCO will be rejected.

4.2 SCO’s based on scope of work changes associated with JIM’s must be accompanied by a copy of the JIM.

9. Replace the existing Exhibit D BILLING INSTRUCTIONS with the Attached Exhibit D BILLING INSTRUCTIONS

10. In Exhibit G, replace Section T with the following:

T.	SUBCONTRACT CHANGE ORDER (SCO)

1. A Subcontract Change Order (an SCO) initiates the process by which an existing award is modified. An SCO is required to change the scope of the work and the corresponding award amount. An example of the SCO is provided in Exhibit H of the Agreement.

2. Seller shall be responsible for preparing the SCO, having it approved by Alcatel project personnel and forwarding to the Alcatel Subcontract Administrator. This does not preclude Alcatel from initiating an SCO.

3. The Alcatel Subcontract Administrator will issue a Purchase Order authorizing the activities detailed on the SCO. The Purchase Order authorizing the extra work or change must be in the possession of Seller before the work is initiated or the changes made. Alcatel is not responsible for payment for any extra work or changes performed if the authorizing Purchase Order was not issued.

Operation Group – Subcontract Agreement

Amendment No. 3

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4. Some SCO’s will require a JIM as supporting/backup documentation:

4.1 An SCO for rework activity directed by Alcatel shall be accompanied by the JIM which documented the variance at the time the variance occurred. Without the JIM, the SCO will be rejected.

4.2 SCO’s based on scope of work changes associated with JIM’s must be accompanied by a copy of the JIM.

11. All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the last date below.

GOODMAN NETWORKS, INC.		ALCATEL USA MARKETING, INC.
(SELLER)

By:	/s/ John Goodman	By:	/s/ Diane Taylor
Name:	John Goodman	Name:	Diane Taylor
Title:	COO	Title:	Sr. Manager Subcontractor Administration
Date:	06/06/2002	Date:	06/11/2002

Operation Group – Subcontract Agreement

Amendment No. 3

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT D

SUBCONTRACT ADMINISTRATION

BILLING INSTRUCTIONS

The following information shall be utilized for submitting invoices to Alcatel USA, Inc. Subcontract Administration for services rendered. Failure to comply with these requirements will cause the invoice to be rejected.

FIRM PRICE (FP) ***** Services

1.0 All FP ***** Services invoices require the following:

1.1 Alcatel processes invoices by project number and Purchase Order number; therefore, any invoice without both a project number and a Purchase Order number will be rejected and returned to the Seller. The Alcatel project number is the six-digit number (i.e. *****) found on the Purchase Order. This number should always be prominently listed on the invoice.

1.2 Invoices should be generated within ***** after Job Completion.

All invoices must be received by Alcatel within ***** of fob completion. Any invoices received after ***** will not be paid.

1.3 The dollar amount must always match the Purchase Order dollar amount and appear as a separate line.

Subcontract Change Order (SCO) awards for out of scope work will be made by a separate Purchase Order. Each Purchase Order must be invoiced separately (See 4.0 below).1.5 On the face of the invoice, include the name of the Alcatel customer and site location (city and state) of the site for which the services were performed.

1.6 The item description should indicate the type of services rendered (i.e. ***** Services).

1.7 Attach a copy of the applicable Purchase Order and Job Completion Notices to each invoice.

1.8 All travel expenses are included in the bid price and are not reimbursable by Alcatel.

1.9 Alcatel uses the Seller invoice number as the tracking number. The invoice number shall be unique to each invoice. If an invoice is returned (rejected) due to billing issues, re-submit the revised invoice with the same invoice number and a “revision” notation. (i.e. xxxxxxx-A)

Operation Group – Subcontract Agreement

Amendment No. 3

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.10 For awards made by Subcontract Administration, submit all invoices with backup documentation, in duplicate, to Alcatel using only the following address:

Alcatel USA Marketing, Inc.

Attn: Subcontract Administration M/S 505

1000 Coit Road

Plano, TX 75075-5813

FIRM PRICE (FP) Other Services.

2.0 All FP Other Services invoices require the following:

2.1 Alcatel processes invoices by project number and Purchase Order number; therefore, any invoice without both a project number and Purchase Order number will be rejected and returned to the Seller. The Alcatel project number is the six-digit number (i.e. *****) found on the Purchase Order. This number should always be prominently listed on the invoice.

2.2 Invoices should be generated within ***** after job completion.

All invoices must be received by Alcatel within ***** of job completion. Any invoices received after ***** will not be paid.

2.3 The dollar amount must always match the Purchase Order dollar amount and appear as a separate line.

2.4 Subcontract Change Order (SCO) awards for out of scope work will be made by a separate Purchase Order. Each Purchase Order must be invoiced separately (See 4.0 below).

2.5 On the face of the invoice, include the name of the Alcatel customer and site location (city and state) of the site for which the services were performed.

2.6 The item description should indicate the type of services rendered (i.e. *****).

2.7 Attach a copy of the applicable Alcatel Purchase Order to each invoice.

2.8 All travel expenses are included in the bid price and are not reimbursable by Alcatel.

2.9 Alcatel uses the Seller invoice number as the tracking number. The invoice number shall be unique to each invoice. If an invoice is returned (rejected) due to billing issues, re-submit the revised invoice with the same invoice number and a “revision” notation. (i.e. xxxxxxx-A)

2.10 For awards made by Subcontract Administration, submit all invoices with backup documentation, in duplicate, to Alcatel using only the following address:

Alcatel USA Marketing, Inc.

Attn: Subcontract Administration M/S 505

1000 Coit Road

Plano, TX 75075-5813

Operation Group – Subcontract Agreement

Amendment No. 3

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Time and Expense (T&E) Services

3.0 Invoices for T&E Services require the following:

3.1 No extra work or charges over and above the not to exceed amount stated in the Purchase Order will be recognized or paid for unless Seller receives a separate Purchase Order for the additional amount.

3.2 Alcatel processes invoices by project numbers and Purchase Order number; therefore, any invoice without both a project number and Purchase Order number will be rejected and returned to the Seller. The Alcatel project number is the six-digit number (i.e. *****) found on the Purchase Order. This number should always be prominently listed on the invoice.

3.3 Invoices should be submitted within ***** of the end of each workweek.

All invoices must be received by Alcatel within ***** of the end of the workweek being invoiced. Any invoices received after ***** will not be paid.

3.4 On the face of the invoice, include the name of the Alcatel customer and site location (city and state) of the site for which the services were performed.

3.5 The item description should indicate the type of services rendered (i.e. *****) and the employee’s name.

3.6 All hours must be itemized (i.e. straight time, overtime time, Sun./Holiday), with respective hourly rates, in the body of the invoice along with the time period being invoiced.

3.7 Invoices must indicate week-ending dates.

3.8 The invoice must have timesheets signed by the authorized Alcatel supervisor assigned to the project. If multiple projects appear on the timesheet, please circle the hours that are being billed on the invoice.

3.9 A copy of the applicable Purchase Order must be attached to each invoice.

3.10 If the Award Letter authorizes reimbursement for travel expenses, they shall be billed in accordance with the Alcatel Travel Policy. If airfare is authorized, the airline passenger coupon shall accompany invoices with airline expenses. When Southwest Airlines is used, a passenger receipt must be requested at the airline ticket counter or at the boarding gate. If a car rental is authorized, the rental car receipt shall accompany invoices for the car rental.

3.11 If per diem is not included in the hourly rate, Alcatel will reimburse for per diem up to the contract rate.

Operation Group – Subcontract Agreement

Amendment No. 3

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.12 Allowed expenses are to be billed at ***** the contract rate *****.3.13 Submit legible copies of receipts for each day, grouping by category (hotel, transportation & rentals, gas receipts, and meals). Sheets must be 8 1/2” X 11”; provide totals and allowed markup.

3.14 All reimbursable expenses need to be submitted to the respective Alcatel representative for approvals before submitting an invoice for payment.

3.15 Alcatel uses the Seller invoice number as the tracking number. The invoice number shall be unique to each invoice. If an invoice is returned (rejected) due to billing issues, re-submit the revised invoice with the same invoice number and a “revision” notation. (i.e. xxxxxxxxx-A)

3.16 For awards made by Subcontract Administration, submit all invoices with backup documentation, in duplicate, to Alcatel using only the following address:

Alcatel USA Marketing, Inc.

Attn: Subcontract Administration M/S 505

1000 Coit Road

Plano, TX 75075-5813

SUBCONTRACT CHANGE ORDER.

4.0 A Subcontract Change Order (SCO) is used to designate any extra work required after the job has been awarded.

4.1 An SCO must be approved and a Purchase Order relating to the SCO task issued prior to starting the task outlined in the SCO.

4.2 Each SCO must be invoiced separately.

JOB INFORMATION MEMORANDUM (JIM)

5.0 A Job Information Memorandum (JIM) is a method of communication between Seller and Alcatel. A JIM is generated to communicate quality issues, exceptions, job related documentation and similar items. There are no costs associated with JIM’s; however, a JIM may be appropriate backup for a Subcontract Change Order.

Operation Group – Subcontract Agreement

Amendment No. 3

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.